UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-07642

Name of Fund: BlackRock MuniAssets Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, BlackRock MuniAssets Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (800) 882-0052

Date of fiscal year end: 05/31/07

Date of reporting period: 06/01/06 - 05/31/07

Item 1 - Report to Stockholders

ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES
FIXED INCOME   LIQUIDITY             REAL ESTATE

BlackRock MuniAssets                                                  BLACKROCK
Fund, Inc.

ANNUAL REPORT | MAY 31, 2007

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

BlackRock MuniAssets Fund, Inc.

Portfolio Information as of May 31, 2007

                                                                     Percent of
Quality Ratings by                                                      Total
S&P/Moody's                                                          Investments
--------------------------------------------------------------------------------
AAA/Aaa ..........................................................       9.3%
AA/Aa ............................................................       0.5
A/A ..............................................................       3.2
BBB/Baa ..........................................................      21.5
BB/Ba ............................................................       7.5
B/B ..............................................................       5.4
CCC/Caa ..........................................................       4.9
NR (Not Rated) ...................................................      43.6
Other* ...........................................................       4.1
--------------------------------------------------------------------------------
* Includes portfolio holdings in variable rate demand notes and short-term investments.

About Inverse Floaters

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

Swap Agreements

The Fund may invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom the Fund has entered into a swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement. The swap agreements in which the Fund may invest includes credit default swap agreements.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


2       BLACKROCK MUNIASSETS FUND, INC.              MAY 31, 2007

A Letter to Shareholders

Dear Shareholder

The 12 months from May 2006 to May 2007 took global equities on an extraordinary ride. A sharp correction at the start, the first in almost four years, gave way to strength in the latter half of 2006 and early 2007. This rally was interrupted by another set-back at the end of February, before markets resumed their upward march through May 31. Ultimately, the tailwinds of a generally favorable global economic backdrop, tame inflation, relatively low interest rates, still positive earnings growth and attractive valuations prevailed over the headwinds of a weakening U.S. economy, slowing housing market, escalating geopolitical concerns and high energy prices. In fact, both the Dow Jones Industrial Average and the Standard & Poor's 500 Index touched new record highs following the most recent correction.

Mixed economic signals led to volatile behavior in fixed income markets as well. However, from the beginning of 2007 through May 31, short-term bond yields generally fell while longer-term yields increased. This resulted in some re-steepening of the yield curve, which had been flat to inverted throughout 2006. On a year-over-year basis, yields on 30-year Treasury bonds fell 20 basis points (.20%) and 10-year yields fell 22 basis points, while bond prices correspondingly rose. Meanwhile, the Federal Reserve Board (the Fed) has left the federal funds rate at 5.25% since first pausing in August 2006. While first-quarter gross domestic product growth of 0.6% represented the slowest rate of expansion since 2002, the Fed reiterated its view that inflation, not a slowing economy, remains its primary concern. Many observers interpreted the Fed's reaction to mean that the economy has hit its low and is bound for renewed strength, therefore reducing the likelihood of an interest rate cut in the near future.

Against this backdrop, most major market indexes posted positive returns for the annual and semi-annual reporting periods ended May 31, 2007, with equities exhibiting particular strength:

Total Returns as of May 31, 2007                                                        6-month        12-month
===============================================================================================================
U.S. equities (Standard & Poor's 500 Index)                                             +10.29%         +22.79%
---------------------------------------------------------------------------------------------------------------
Small cap U.S. equities (Russell 2000 Index)                                            + 8.39          +18.92
---------------------------------------------------------------------------------------------------------------
International equities (MSCI Europe, Australasia, Far East Index)                       +14.08          +26.84
---------------------------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                                     + 0.69          + 6.66
---------------------------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                          + 0.30          + 4.84
---------------------------------------------------------------------------------------------------------------
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index)        + 6.02          +12.64
---------------------------------------------------------------------------------------------------------------

We expect market volatility to linger throughout the remainder of 2007. As you navigate the uncertainties, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more insight, we invite you to view "What's Ahead in 2007: An Investment Perspective" and "Are You Prepared for Volatility?" at www.blackrock.com/funds. We thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.

                                                     Sincerely,


                                                     /s/ Robert C. Doll, Jr.

                                                     Robert C. Doll, Jr.
                                                     Fund President and Director


              BLACKROCK MUNIASSETS FUND, INC.              MAY 31, 2007       3

A Discussion With Your Fund's Portfolio Manager

      The Fund outpaced the average return of the Lipper High Yield Municipal Debt Funds category for the fiscal year, while the high yield sector continued to outperform the broader municipal market.

Describe the recent market environment relative to municipal bonds.

Over the past 12 months, long-term bond yields generally moved lower as bond prices, which move opposite of yields, increased. Bond prices began to improve (and yields fall) in late June 2006 as economic growth weakened. The improvement accelerated in response to the Federal Reserve Board's (the Fed) decision in August to keep its target interest rate on hold at 5.25% after 17 consecutive interest rate hikes since mid-2004. The bond price rally continued in the fall amid moderating oil prices and slower economic growth. By the end of November 2006, 30-year U.S. Treasury bond yields had fallen to 4.56%.

More recently, strong U.S. equity markets, continued moderate employment growth and mounting investor conviction that the Fed would keep interest rates steady for the remainder of the year combined to push bond prices lower, while yields correspondingly rose. Still, over the full 12 months, 30-year U.S. Treasury bond yields fell 20 basis points (.20%) to 5.01%, and 10-year Treasury yields declined 22 basis points to 4.90%.

The long-term tax-exempt bond market outperformed U.S. Treasury issues over the 12 months as investor demand outstripped a resurgent new-issue calendar. As measured by Municipal Market Data, yields on 30-year, AAA-rated issues declined 28 basis points to 4.25%. Intermediate-maturity bonds saw their yields fall less dramatically. Yields on AAA-rated 10-year municipal issues declined 11 basis points to 3.91%.

Investor demand for municipal product continued to strengthen throughout the period. Statistics from the Investment Company Institute indicate that long-term municipal bond funds received more than $10.1 billion in net new cash flows during the first four months of 2007. This represented a 71% increase relative to the first four months of 2006. Weekly fund flows, as reported by AMG Data Services, also have risen. Weekly inflows during the three months ended May 2007 averaged over $520 million, up from a weekly average of $400 million in fourth quarter 2006 and well above the $233 million weekly average of last June.

As investor demand has strengthened, so has municipal bond supply. Some $423 billion in new long-term municipal bonds was issued during the reporting period, a nearly 12% increase compared to the same 12 months a year ago. Over $173 billion in long-term municipal bonds has been underwritten so far this year. This puts 2007 annual issuance more than 5% ahead of 2005's record pace. Issuers have continued to take advantage of historically low interest rates to refinance outstanding debt. So far this year, there have been more than 10 underwritings exceeding $1 billion in size. These "mega-deals" have continued to be relatively easily absorbed by tax-exempt market participants, especially non-traditional and foreign buyers, both of which find the liquidity that such deals afford particularly attractive.

Looking ahead, the increase in new bond supply seen this year appears unlikely to abate significantly. As such, investor demand will be critical in maintaining the tax-exempt market's strong technical position. Having said that, we expect that both traditional and non-traditional investors will continue to be drawn to the municipal market given the relative stability of tax-exempt yield ratios in recent months and the steepness of the municipal yield curve compared to the taxable curve. We believe this should help to support the market's performance in the months ahead.

How did the Fund perform during the fiscal year?

For the 12-month period ended May 31, 2007, the Common Stock of BlackRock MuniAssets Fund, Inc. had net annualized yields of 6.06% and 5.49%, based on a year-end per share net asset value of $13.87 and a per share market price of $15.29, respectively, and $.840 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +7.72%, based on a change in per share net asset value from $13.65 to $13.87, and assuming reinvestment of all distributions.

The Fund's total return, based on net asset value, outpaced the +7.57% average return of the Lipper High Yield Municipal Debt Funds category for the 12-month period. (Funds in this Lipper category invest at least 50% of their assets in lower-rated municipal debt issues.) The high yield municipal market continued to benefit from robust demand, evidenced by continued strong flows into high yield municipal bond funds. Healthy investor appetite for higher-yielding securities helped spreads (versus higher-quality issues of comparable maturity) to remain stable or tighten. One exception was the


4       BLACKROCK MUNIASSETS FUND, INC.              MAY 31, 2007
health care sector, where we saw substantial issuance in recent months as hospitals sought to take advantage of low-cost borrowing to fund new capital projects or to advance refund existing debt. The same was true in the long-term care sector. Consequently, spreads in the hospital sector mostly widened, and that was somewhat of a drag on performance in the high yield sector. However, the Fund was slightly underweight in hospitals versus the Lipper group, and that proved to be a relative advantage.

Several high yield positions in the portfolio were advance refunded. This benefited Fund performance, as bonds generally increase in value when they are refunded ahead of their maturity date. It also led to an improvement in credit quality and caused the bonds to fall out of the high yield sector and into the "prerefunded escrow to maturity" sector. We retained the positions, as their higher credit quality complements our efforts to improve the Fund's credit profile.

In terms of duration, the Fund was mostly defensive throughout the period. This was particularly beneficial in first quarter and most of second quarter 2007. More recently, we would view the increase in rates as an opportunity to reposition to a more neutral or even longer duration.

For the six-month period ended May 31, 2007, the total investment return on the Fund's Common Stock was +1.46%, based on a change in per share net asset value from $14.07 to $13.87, and assuming reinvestment of all distributions.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of distributions, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.

What changes were made to the portfolio during the period?

Amid historically tight credit spreads and a seemingly insatiable appetite for high yield bonds, day-to-day portfolio activity was primarily tactical. Given the scarcity of fundamental value in the high yield marketplace, we preferred to selectively participate in the most attractive deals and to quickly turn profits. At the same time, the continued strong demand in the market allowed us to trim exposure to investments that had become less desirable. For example, we sold a position in an elderly housing rental facility that had fallen well short of occupancy projections and appeared at risk of payment default.

From a sector perspective, we reduced exposure to corporate-related debt somewhat, which represented the largest sector exposure in the portfolio at 26.7% of assets. In particular, we modestly pared back exposure to the airline segment given its strong performance. We maintained a fairly constant weighting in tax-backed development districts, another significant position at 12% of assets. For the most part, our exposure was concentrated in solid geographic locales, such as Florida and California. We had some concern over the housing market given the weakening trends seen there and, as such, refrained from adding new issues in this sector.

How would you characterize the Fund's position at the close of the period?

The high yield municipal market continues to experience strong demand, and a drop-off does not appear imminent. At the same time, supply should remain healthy as issuers continue to take advantage of low interest rates to refinance their existing debt. Credit spreads also remain tight and, as noted earlier, we are more willing to lock in profits as it becomes increasingly difficult to uncover value. While this has resulted in the realization of some capital gains, we are carefully evaluating our transactions in an effort to balance the need to maintain a competitive and stable yield with our tax-efficient investment style.

For the most part, we intend to maintain the Fund's current sector exposures, although we may increase our allocation to housing. Given the relatively high-quality nature of the sector, this would be consistent with our efforts to upgrade the credit quality of the portfolio.

Theodore R. Jaeckel Jr., CFA
Portfolio Manager

June 7, 2007


              BLACKROCK MUNIASSETS FUND, INC.              MAY 31, 2007       5

Schedule of Investments as of May 31, 2007                        (in Thousands)

       Face
     Amount    Municipal Bonds                                            Value
================================================================================
Alabama -- 0.6%
     $1,820    Tuscaloosa, Alabama, Special Care Facilities Financing
                 Authority, Residential Care Facility Revenue Bonds
                 (Capstone Village, Inc. Project), Series A, 5.875%
                 due 8/01/2036                                          $  1,847
================================================================================
Alaska -- 0.4%
      1,015    Alaska Industrial Development and Export Authority
                 Revenue Bonds (Williams Lynxs Alaska Cargoport),
                 AMT, 7.80% due 5/01/2014                                  1,078
================================================================================
Arizona -- 6.1%
               Coconino County, Arizona, Pollution Control
                 Corporation Revenue Refunding Bonds (Tucson
                 Electric Power -- Navajo):
      3,000        AMT, Series A, 7.125% due 10/01/2032                    3,082
      2,500        Series B, 7% due 10/01/2032                             2,568
      1,325    Maricopa County, Arizona, IDA, Education Revenue
                 Bonds (Arizona Charter Schools Project 1), Series A,
                 6.625% due 7/01/2020                                      1,347
      1,615    Maricopa County, Arizona, IDA, M/F Housing Revenue
                 Bonds (Sun King Apartments Project), Series A,
                 6.75% due 5/01/2031                                       1,662
      4,800    Phoenix, Arizona, IDA, Airport Facility, Revenue
                 Refunding Bonds (America West Airlines Inc. Project),
                 AMT, 6.30% due 4/01/2023                                  4,877
      1,420    Pima County, Arizona, IDA, Education Revenue Bonds
                 (Arizona Charter Schools Project), Series E, 7.25%
                 due 7/01/2031                                             1,571
               Pima County, Arizona, IDA, Education Revenue
                 Refunding Bonds (Arizona Charter Schools Project II),
                 Series A:
        415        6.75% due 7/01/2011 (b)                                   457
        690        6.75% due 7/01/2031                                       737
      1,095    Show Low, Arizona, Improvement District Number 5,
                 Special Assessment Bonds, 6.375% due 1/01/2015            1,115
================================================================================
California -- 2.0%
               California State, Various Purpose, GO:
      1,900        5.25% due 11/01/2025                                    2,015
      1,300        5.50% due 11/01/2033                                    1,399
      1,320    Fontana, California, Special Tax, Refunding (Community
                 Facilities District Number 22 -- Sierra), 6%
                 due 9/01/2034                                             1,398
      1,030    Golden State Tobacco Securitization Corporation of
                 California, Tobacco Settlement Revenue Refunding
                 Bonds, Senior Series A-1, 5.125% due 6/01/2047            1,021
================================================================================
Colorado -- 4.9%
        650    Colorado Health Facilities Authority, Revenue Refunding
                 Bonds (Christian Living Communities Project),
                 Series A, 5.75% due 1/01/2026                               681
      2,000    Denver, Colorado, City and County Airport Revenue
                 Bonds, AMT, Series D, 7.75% due 11/15/2013 (a)            2,225
               Elk Valley, Colorado, Public Improvement Revenue
                 Bonds (Public Improvement Fee):
      1,580        Series A 7.10% due 9/01/2014                            1,679
      2,095        Series A 7.30% due 9/01/2022                            2,216
        420        Series B, 7.45% due 9/01/2031                             445
      1,760    North Range Metropolitan District Number 1, Colorado,
                 GO, 7.25% due 12/15/2011 (b)                              1,972
               Plaza Metropolitan District Number 1, Colorado, Tax
                 Allocation Revenue Bonds (Public Improvement Fees):
      2,850        8% due 12/01/2025                                       3,148
        525        8.125% due 12/01/2025                                     529
      1,170    Southlands, Colorado, Medical District, GO
                 (Metropolitan District Number 1), 7.125%
                 due 12/01/2034                                            1,291
================================================================================
Connecticut -- 1.6%
        680    Connecticut State Development Authority, Airport
                 Facility Revenue Bonds (Learjet Inc. Project), AMT,
                 7.95% due 4/01/2026                                         813
      3,490    Connecticut State Development Authority, IDR (AFCO
                 Cargo BDL-LLC Project), AMT, 8% due 4/01/2030             3,761
================================================================================
Florida -- 7.5%
      1,130    Capital Projects Finance Authority, Florida, Continuing
                 Care Retirement Revenue Bonds (Glenridge on
                 Palmer Ranch), Series A, 8% due 6/01/2012 (b)             1,340
      1,160    Halifax Hospital Medical Center, Florida, Hospital
                 Revenue Refunding Bonds, Series A, 5%
                 due 6/01/2038                                             1,161
        490    Harbor Bay, Florida, Community Development District,
                 Capital Improvement Special Assessment Revenue
                 Bonds, Series A, 7% due 5/01/2033                           529
      1,195    Highlands County, Florida, Health Facilities Authority,
                 Hospital Revenue Bonds (Adventist Health System),
                 Series C, 5.25% due 11/15/2036                            1,237
      2,000    Hillsborough County, Florida, IDA, Exempt Facilities
                 Revenue Bonds (National Gypsum Company), AMT,
                 Series A, 7.125% due 4/01/2030                            2,160
      1,300    Jacksonville FL Economic Dev Community Dev Indl Dev
                 Rev Gerdau Ameristeel US, Inc., 5.30%
                 due 5/01/2037                                             1,298
      2,620    Lee County, Florida, IDA, IDR (Lee Charter Foundation),
                 Series A, 5.375% due 6/15/2037                            2,614
      3,255    Midtown Miami, Florida, Community Development
                 District, Special Assessment Revenue Bonds, Series A,
                 6.25% due 5/01/2037                                       3,518
      1,180    Orlando, Florida, Greater Orlando Aviation Authority,
                 Airport Facilities Revenue Bonds (JetBlue Airways
                 Corp.), AMT, 6.375% due 11/15/2026                        1,245
      2,295    Orlando, Florida, Urban Community Development
                 District, Capital Improvement Special Assessment
                 Bonds, Series A, 6.95% due 5/01/2033                      2,469

Portfolio Abbreviations

To simplify the listings of BlackRock MuniAssets Fund, Inc.'s portfolio holdings in the Schedule of EDR Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT       Alternative Minimum Tax (subject to)
EDA       Economic Development Authority
Economic  Development Revenue Bonds
GO        General Obligation Bonds
IDA       Industrial Development Authority
IDR       Industrial Development Revenue Bonds
M/F       Multi-Family
PCR       Pollution Control Revenue Bonds
VRDN      Variable Rate Demand Notes


6       BLACKROCK MUNIASSETS FUND, INC.              MAY 31, 2007

Schedule of Investments (continued)                               (in Thousands)

       Face
     Amount    Municipal Bonds                                            Value
================================================================================
Florida (concluded)
     $3,040    Santa Rosa Bay Bridge Authority, Florida, Revenue
                 Bonds, 6.25% due 7/01/2028                             $  3,059
        900    Waterchase, Florida, Community Development District,
                 Capital Improvement Revenue Bonds, Series A,
                 6.70% due 5/01/2011 (b)                                     980
================================================================================
Georgia -- 3.4%
               Atlanta, Georgia, Tax Allocation Bonds:
      3,000        (Atlantic Station Project), 7.90% due 12/01/2024        3,304
        740        (Princeton Lakes Project), 5.50% due 1/01/2031            753
               Brunswick and Glynn County, Georgia, Development
                 Authority, First Mortgage Revenue Bonds (Coastal
                 Community Retirement Corporation Project), Series A:
      1,165        7.125% due 1/01/2025                                      934
      1,690        7.25% due 1/01/2035                                     1,354
      1,060    Fulton County, Georgia, Development Authority, PCR
                 (General Motors Corporation), Refunding, VRDN,
                 7.50% due 4/01/2010 (e)                                   1,060
      1,000    Gainesville, Georgia, Redevelopment Authority,
                 Educational Facilities Revenue Refunding Bonds
                 (Riverside Military Academy), 5.125% due 3/01/2027        1,018
      1,170    Savannah, Georgia, EDA, First Mortgage Revenue
                 Bonds (Marshes of Skidaway), Series A, 7.40%
                 due 1/01/2034                                             1,274
================================================================================
Idaho -- 0.4%
      1,000    Idaho Health Facilities Authority, Revenue Refunding
                 Bonds (Valley Vista Care Corporation), Series A,
                 7.75% due 11/15/2016                                      1,051
================================================================================
Illinois -- 6.9%
      2,630    Caseyville, Illinois, Senior Tax Increment Revenue Bonds
                 (Forest Lakes Project), 7% due 12/30/2022                 2,757
      4,000    Chicago, Illinois, O'Hare International Airport, Special
                 Facility Revenue Refunding Bonds (American Airlines
                 Inc. Project), 8.20% due 12/01/2024                       4,040
      2,720    Illinois Development Finance Authority Revenue Bonds
                 (Primary Health Care Centers Facilities Acquisition
                 Program), 7.75% due 12/01/2016                            2,774
      2,950    Illinois State Finance Authority Revenue Bonds (Clare
                 At Water Tower Project), Series A, 6.125%
                 due 5/15/2038                                             3,082
        600    Illinois State Finance Authority Revenue Bonds
                 (Landing At Plymouth Place Project), Series A, 6%
                 due 5/15/2037                                               636
        685    Illinois State Finance Authority Revenue Bonds (Primary
                 Health Care Centers Program), 6.60% due 7/01/2024           714
      1,070    Lincolnshire, Illinois, Special Service Area Number 1,
                 Special Tax Bonds (Sedgebrook Project), 6.25%
                 due 3/01/2034                                             1,135
      2,600    Lombard, Illinois, Public Facilities Corporation,
                 First Tier Revenue Bonds (Conference Center and Hotel),
                 Series A-1, 7.125% due 1/01/2036                          2,784
      1,165    Naperville, Illinois, IDR (General Motors Corporation),
                 Refunding, VRDN, 7.50% due 12/01/2012 (e)                 1,165
        825    Village of Wheeling, Illinois, Revenue Bonds (North
                 Milwaukee/Lake-Cook Tax Increment Financing (TIF)
                 Redevelopment Project), 6% due 1/01/2025                    836
================================================================================
Indiana -- 0.4%
      1,200    Vanderburgh County, Indiana, Redevelopment
                 Commission, Redevelopment District Tax Allocation
                 Bonds, 5.25% due 2/01/2031                                1,265
================================================================================
Iowa -- 0.9%
      2,210    Iowa Finance Authority, Health Care Facilities, Revenue
                 Refunding Bonds (Care Initiatives Project), 9.25%
                 due 7/01/2011 (b)                                         2,663
================================================================================
Kansas -- 0.6%
      1,770    Wyandotte County, Kansas, Kansas City Unified
                 Government Revenue Refunding Bonds (General
                 Motors Corporation Project), 6% due 6/01/2025             1,790
================================================================================
Kentucky -- 1.0%
      2,850    Kenton County, Kentucky, Airport Board, Special
                 Facilities Revenue Bonds (Mesaba Aviation Inc.
                 Project), AMT, Series A, 6.70% due 7/01/2029              2,911
================================================================================
Louisiana -- 0.7%
      1,870    Louisiana Public Facilities Authority, Hospital Revenue
                 Bonds (Franciscan Missionaries of Our Lady Health
                 System, Inc.), Series A, 5.25% due 8/15/2036              1,937
================================================================================
Maine -- 0.4%
      1,160    Maine Finance Authority, Solid Waste Recycling
                 Facilities Revenue Bonds (Great Northern Paper
                 Project -- Bowater), AMT, 7.75% due 10/01/2022            1,169
================================================================================
Maryland -- 2.2%
        880    Howard County, Maryland, Retirement Community
                 Revenue Refunding Bonds (Columbia Vantage House
                 Corporation), Series B, 5.25% due 4/01/2037                 896
      1,855    Maryland State Economic Development Corporation
                 Revenue Refunding Bonds (Baltimore Association for
                 Retarded Citizens -- Health and Mental Hygiene
                 Program), Series A, 7.75% due 3/01/2025                   2,025
      1,500    Maryland State Energy Financing Administration,
                 Limited Obligation Revenue Bonds (Cogeneration --
                 AES Warrior Run), AMT, 7.40% due 9/01/2019                1,513
               Maryland State Health and Higher Educational Facilities
                 Authority Revenue Bonds:
      1,250        (King Farm Presbyterian Community), Series A,
                      5.30% due 1/01/2037                                  1,280
        590        (Washington Christian Academy), 5.50%
                      due 7/01/2038                                          601
================================================================================
Massachusetts -- 1.1%
      1,150    Massachusetts State Health and Educational Facilities
                 Authority Revenue Bonds (Jordan Hospital), Series E,
                 6.75% due 10/01/2033                                      1,259
      1,945    Massachusetts State Health and Educational Facilities
                 Authority, Revenue Refunding Bonds (Bay Cove
                 Human Services Issue), Series A, 5.90%
                 due 4/01/2028                                             1,976
================================================================================
Michigan -- 1.2%
      1,635    Macomb County, Michigan, Hospital Finance Authority,
                 Hospital Revenue Bonds (Mount Clemens General
                 Hospital), Series B, 5.875% due 11/15/2034                1,728
      1,740    Monroe County, Michigan, Hospital Financing Authority,
                 Hospital Revenue Refunding Bonds (Mercy Memorial
                 Hospital Corporation), 5.50% due 6/01/2035                1,821
================================================================================


              BLACKROCK MUNIASSETS FUND, INC.              MAY 31, 2007       7

Schedule of Investments (continued)                               (in Thousands)

       Face
     Amount    Municipal Bonds                                            Value
================================================================================
Minnesota -- 0.7%
     $1,770    Saint Paul, Minnesota, Port Authority, Hotel Facility,
                 Revenue Refunding Bonds (Radisson Kellogg Project),
                 Series 2, 7.375% due 8/01/2008 (b)                      $ 1,893
================================================================================
Mississippi -- 0.6%
      1,780    Mississippi Business Finance Corporation Revenue
                 Bonds (Northrop Grumman Ship System), 4.55%
                 due 12/01/2028                                            1,753
================================================================================
Missouri -- 0.7%
        920    Fenton, Missouri, Tax Increment Revenue Refunding
                 and Improvement Bonds (Gravois Bluffs), 7%
                 due 10/01/2011 (b)                                        1,040
      1,000    Kansas City, Missouri, IDA, First Mortgage Health
                 Facilities Revenue Bonds (Bishop Spencer Place),
                 Series A, 6.50% due 1/01/2035                             1,057
================================================================================
Nevada -- 0.2%
        645    Clark County, Nevada, Improvement District Number
                 142, Special Assessment Bonds, 6.375%
                 due 8/01/2023                                               666
================================================================================
New Hampshire -- 1.5%
      1,165    New Hampshire Health and Education Facilities
                 Authority, Hospital Revenue Bonds (Catholic Medical
                 Center), 5% due 7/01/2036                                 1,156
      3,165    New Hampshire State Business Financing Authority,
                 Solid Waste Disposal Revenue Bonds (Waste
                 Management Inc. Project), AMT, 5.20%
                 due 5/01/2027                                             3,253
================================================================================
New Jersey -- 13.6%
               Camden County, New Jersey, Pollution Control
                 Financing Authority, Solid Waste Resource Recovery,
                 Revenue Refunding Bonds, AMT:
      9,000        Series A, 7.50% due 12/01/2010                          9,121
        565        Series B, 7.50% due 12/01/2009                            573
      3,065    New Jersey EDA, Cigarette Tax Revenue Bonds, 5.50%
                 due 6/15/2024                                             3,206
      2,500    New Jersey EDA, IDR, Refunding (Newark Airport
                 Marriott Hotel), 7% due 10/01/2014                        2,583
               New Jersey EDA, Retirement Community Revenue
                 Bonds, Series A (b):
      1,665        (Cedar Crest Village Inc. Facility), 7.25%
                     due 11/15/2011                                        1,894
      5,800        (Seabrook Village Inc.), 8.125% due 11/15/2010          6,608
               New Jersey EDA, Special Facility Revenue Bonds
                 (Continental Airlines Inc. Project), AMT:
      2,000        6.25% due 9/15/2019                                     2,067
      3,330        6.25% due 9/15/2029                                     3,442
      1,250        9% due 6/01/2033                                        1,518
      2,000    New Jersey Health Care Facilities Financing Authority
                 Revenue Bonds (Pascack Valley Hospital Association),
                 6.625% due 7/01/2036                                      1,789
      3,450    New Jersey State Transportation Trust Fund Authority,
                 Transportation System Revenue Bonds, Series C,
                 5.05% due 12/15/2035 (a)(g)                                 932
               Tobacco Settlement Financing Corporation of New
                 Jersey, Asset-Backed Revenue Bonds:
      1,425        7% due 6/01/2013 (b)                                    1,657
      1,800        5.75% due 6/01/2032                                     1,922
      1,845    Tobacco Settlement Financing Corporation of New
                 Jersey, Revenue Refunding Bonds, Series 1A, 5%
                 due 6/01/2041                                             1,799
================================================================================
New Mexico -- 0.9%
      2,500    Farmington, New Mexico, PCR, Refunding (Tucson
                 Electric Power Company -- San Juan Project),
                 Series A, 6.95% due 10/01/2020                            2,563
================================================================================
New York -- 4.6%
      1,400    Dutchess County, New York, IDA, Civic Facility Revenue
                 Refunding Bonds (Saint Francis Hospital), Series A,
                 7.50% due 3/01/2029                                       1,549
      2,610    Erie County, New York, IDA, Revenue Bonds (Orchard
                 Park CCRC, Inc. Project), Series A, 6%
                 due 11/15/2036                                            2,762
               New York City, New York, City IDA, Civic Facility
                 Revenue Bonds:
        510        Series C, 6.80% due 6/01/2028                             557
      1,515        (Special Needs Facilities Pooled Program),
                     Series C-1, 6.625% due 7/01/2029                      1,577
      2,400    New York City, New York, City IDA, Special Facility
                 Revenue Bonds (British Airways Plc Project), AMT,
                 7.625% due 12/01/2032                                     2,656
        870    New York Liberty Development Corporation Revenue
                 Bonds (National Sports Museum Project), Series A,
                 6.125% due 2/15/2019                                        910
      1,470    New York State Dormitory Authority, Non-State
                 Supported Debt, Revenue Refunding Bonds (Mount
                 Sinai-NYU Medical Center Health System), Series C,
                 5.50% due 7/01/2026                                       1,488
      1,575    Westchester County, New York, IDA, Continuing Care
                 Retirement, Mortgage Revenue Bonds (Kendal on
                 Hudson Project), Series A, 6.50% due 1/01/2034            1,683
================================================================================
North Carolina -- 0.7%
        350    North Carolina Medical Care Commission, Health Care
                 Facilities, First Mortgage Revenue Refunding Bonds
                 (Salemtowne Project), 5.10% due 10/01/2030                  350
      1,500    North Carolina Medical Care Commission, Retirement
                 Facilities, First Mortgage Revenue Bonds (Givens
                 Estates Project), Series A, 6.50% due 7/01/2013 (b)       1,709
================================================================================
Oklahoma -- 1.0%
      1,295    Norman, Oklahoma, Regional Hospital Authority,
                 Hospital Revenue Bonds, 5.375% due 9/01/2036              1,344
      1,475    Oklahoma Dev Fin Auth Rev Ref-St John Health System,
                 5% due 2/15/2042                                          1,498
================================================================================
Pennsylvania -- 7.9%
      3,015    Allegheny County, Pennsylvania Hosp Dev Auth Rev
                 Health Sys-West Penn-Ser A, 5.375% due 11/15/2040         3,066
               Bucks County, Pennsylvania, IDA, Retirement
                 Community Revenue Bonds (Ann's Choice Inc.),
                 Series A:
        200        6.125% due 1/01/2025                                      212
      1,550        6.25% due 1/01/2035                                     1,640


8       BLACKROCK MUNIASSETS FUND, INC.              MAY 31, 2007

Schedule of Investments (continued)                               (in Thousands)

       Face
     Amount    Municipal Bonds                                            Value
================================================================================
Pennsylvania (concluded)
     $2,250    Hampton Township, Pennsylvania, School District, GO,
                 Refunding, Series B, 4.25% due 8/15/2031 (c)            $ 2,136
        900    Harrisburg, Pennsylvania, Authority, University Revenue
                 Bonds (Harrisburg University of Science), Series B,
                 6% due 9/01/2036                                            934
      2,330    Montgomery County, Pennsylvania, IDA, Revenue Bonds
                 (Whitemarsh Continuing Care Project), 6.125%
                 due 2/01/2028                                             2,451
      3,250    Pennsylvania Economic Development Financing
                 Authority, Exempt Facilities Revenue Bonds (National
                 Gypsum Company), AMT, Series A, 6.25%
                 due 11/01/2027                                            3,395
               Philadelphia, Pennsylvania, Authority for IDR:
      2,270        (Air Cargo), AMT, Series A, 7.50% due 1/01/2025         2,473
      6,440        Commercial Development, 7.75% due 12/01/2017            6,454
================================================================================
Rhode Island -- 1.0%
      2,495    Central Falls, Rhode Island, Detention Facility
                 Corporation, Detention Facility, Revenue Refunding
                 Bonds, 7.25% due 7/15/2035                                2,790
================================================================================
South Carolina -- 1.4%
               Connector 2000 Association, Inc., South Carolina, Toll
                 Road and Capital Appreciation Revenue Bonds,
                 Senior Series B (g):
      1,500        6.50% due 1/01/2009                                     1,354
      1,485        7.969% due 1/01/2014                                      890
      1,500    South Carolina Jobs, EDA, EDR (Westminster
                 Presbyterian Center), 7.75% due 11/15/2010 (b)            1,710
================================================================================
Tennessee -- 3.0%
      6,785    Knox County, Tennessee, Health, Educational and
                 Housing Facilities Board, Hospital Facilities Revenue
                 Refunding Bonds (Covenant Health), Series A, 5.06%
                 due 1/01/2040 (g)                                         1,242
               Shelby County, Tennessee, Health, Educational and
                 Housing Facilities Board Revenue Bonds
                 (Germantown Village):
        355        6.25% due 12/01/2034                                      322
      2,500        Series A, 7.25% due 12/01/2034                          2,531
      4,320    Sullivan County, Tennessee, Health, Educational &
                 Housing Facilities Board, Hospital Revenue Bonds
                 (Wellmont Health System Project), Series C, 5.25%
                 due 9/01/2036                                             4,434
================================================================================
Texas -- 6.1%
      1,000    Austin, Texas, Convention Center Revenue Bonds
                 (Convention Enterprises Inc.), First Tier, Series A,
                 6.70% due 1/01/2011 (b)                                   1,092
      2,550    Brazos River Authority, Texas, PCR, Refunding (TXU
                 Energy Company LLC Project), AMT, Series A, 7.70%
                 due 4/01/2033                                             2,869
      1,680    Brazos River Authority, Texas, Revenue Refunding
                 Bonds (Reliant Energy Inc. Project), Series B, 7.75%
                 due 12/01/2018                                            1,757
      3,185    Dallas-Fort Worth, Texas, International Airport
                 Facilities Improvement Corporation Revenue Bonds
                 (American Airlines, Inc.), AMT, 7.25% due 11/01/2030      3,191
        945    HFDC of Central Texas, Inc., Retirement Facilities
                 Revenue Bonds, Series A, 5.625% due 11/01/2026              975
      1,400    Houston, Texas, Health Facilities Development
                 Corporation, Retirement Facility Revenue Bonds
                 (Buckingham Senior Living Community), Series A,
                 7.125% due 2/15/2034                                      1,547
        750    Kerrville, Texas, Health Facilities Development
                 Corporation, Hospital Revenue Bonds (Sid Peterson
                 Memorial Hospital Project), 5.375% due 8/15/2035            776
      3,190    Matagorda County, Texas, Navigation District
                 Number 1, Revenue Refunding Bonds (Reliant
                 Energy Inc.), Series C, 8% due 5/01/2029                  3,337
      1,860    Port Corpus Christi, Texas, Individual Development
                 Corporation, Environmental Facilities Revenue Bonds
                 (Citgo Petroleum Corporation Project), AMT, 8.25%
                 due 11/01/2031                                            1,902
================================================================================
Utah -- 0.6%
      1,660    Carbon County, Utah, Solid Waste Disposal, Revenue
                 Refunding Bonds (Laidlaw Environmental), AMT,
                 Series A, 7.45% due 7/01/2017                             1,697
================================================================================
Virginia -- 6.5%
      1,465    Dulles Town Center, Virginia, Community Development
                 Authority, Special Assessment Tax (Dulles Town
                 Center Project), 6.25% due 3/01/2026                      1,511
               Fairfax County, Viriginia Economic Dev Auth Residential
                 Care Facs MT Goodwin House, Inc.:
        750        5.125% due 10/01/2037                                     762
        450        5.125% due 10/01/2042                                     455
        440    Farms of New Kent, Virginia, Community Development
                 Authority, Special Assessment Bonds, Series C,
                 5.80% due 3/01/2036                                         441
     48,400    Pocahontas Parkway Association, Virginia, Toll Road
                 Revenue Bonds, Capital Appreciation, Senior
                 Series B, 5.95% due 8/15/2008 (b)(g)                     12,242
      1,000    Suffolk, Virginia, IDA, Retirement Facilities, Revenue
                 Refunding Bonds (Lake Prince Center), 5.30%
                 due 9/01/2031                                             1,021
      2,180    Tobacco Settlement Fing Corp Virginia Senior Series B1,
                 5% due 6/01/2047                                          2,131
================================================================================
Washington -- 0.6%
      1,750    Washington State Housing Financing Commission,
                 Nonprofit Revenue Bonds (Skyline at First Hill
                 Project), Series A, 5.625% due 1/01/2038                  1,779
================================================================================
Wisconsin -- 0.7%
      1,855    Wisconsin State Health and Educational Facilities
                 Authority Revenue Bonds (New Castle Place Project),
                 Series A, 7% due 12/01/2031                               1,930
================================================================================


              BLACKROCK MUNIASSETS FUND, INC.              MAY 31, 2007       9

Schedule of Investments (concluded)                               (in Thousands)

       Face
     Amount    Municipal Bonds                                            Value
================================================================================
U.S. Virgin Islands -- 1.2%
     $3,000    Virgin Islands Government Refinery Facilities, Revenue
                 Refunding Bonds (Hovensa Coker Project), AMT,
                 6.50% due 7/01/2021                                    $  3,360
--------------------------------------------------------------------------------
               Total Municipal Bonds
               (Cost -- $259,243) -- 95.8%                               275,433
================================================================================
     Shares
       Held    Short-Term Securities                                      Value
--------------------------------------------------------------------------------
     $9,410    Merrill Lynch Institutional Tax-Exempt Fund,
                 3.60% (d)(f)                                           $  9,410
--------------------------------------------------------------------------------
               Total Short-Term Securities
               (Cost -- $9,410) -- 3.3%                                    9,410
================================================================================
Total Investments (Cost -- $268,653*) -- 99.1%                           284,843
Other Assets Less Liabilities -- 0.9%                                      2,524
                                                                        --------
Net Assets -- 100.0%                                                    $287,367
                                                                        ========

* The cost and unrealized appreciation (depreciation) of investments as of May 31, 2007 as computed for federal income tax purposes, were as follows:

      Aggregate cost .............................................    $ 268,314
                                                                      =========
      Gross unrealized appreciation ..............................    $  17,443
      Gross unrealized depreciation ..............................         (914)
                                                                      ---------
      Net unrealized appreciation ................................    $  16,529
                                                                      =========

(a)   AMBAC Insured.
(b)   Prerefunded.
(c)   FSA Insured.
(d) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

--------------------------------------------------------------------------------
                                                           Net          Dividend
Affiliate                                               Activity         Income
--------------------------------------------------------------------------------
Merrill Lynch Institutional Tax-Exempt Fund               6,104           $85
--------------------------------------------------------------------------------

(e) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.
(f)   Represents the current yield as of May 31, 2007.
(g) Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.
o Forward interest rate swaps outstanding as of May 31, 2007 were as follows:

--------------------------------------------------------------------------------
                                                       Notional      Unrealized
Description                                             Amount      Depreciation
--------------------------------------------------------------------------------
Receive a fixed rate of 5.39% and pay a
floating rate based on 3-month LIBOR
Broker, Deutsche Bank AG London
Expires August 2017                                    $23,060         $(57)
--------------------------------------------------------------------------------

      See Notes to Financial Statements.


10       BLACKROCK MUNIASSETS FUND, INC.              MAY 31, 2007

Statement of Assets, Liabilities and Capital

As of May 31, 2007
================================================================================================================================
Assets
--------------------------------------------------------------------------------------------------------------------------------
            Investments in unaffiliated securities, at value (identified cost -- $259,243,749)                     $ 275,433,798
            Investments in affiliated securities, at value (identified cost -- $9,409,571) ...                         9,409,571
            Cash .............................................................................                            78,259
            Receivables:
                Interest .....................................................................    $   4,791,016
                Securities sold ..............................................................        2,479,209        7,270,225
                                                                                                  -------------
            Prepaid expenses .................................................................                             2,440
                                                                                                                   -------------
            Total assets .....................................................................                       292,194,293
                                                                                                                   -------------
================================================================================================================================
Liabilities
--------------------------------------------------------------------------------------------------------------------------------
            Unrealized depreciation on forward interest rate swaps ...........................                            56,774
            Payables:
                Securities purchased .........................................................        3,068,938
                Dividends to shareholders ....................................................        1,450,299
                Investment adviser ...........................................................          134,225
                Other affiliates .............................................................            3,678        4,657,140
                                                                                                  -------------
            Accrued expenses .................................................................                           113,256
                                                                                                                   -------------
            Total liabilities ................................................................                         4,827,170
                                                                                                                   -------------
================================================================================================================================
Net Assets
--------------------------------------------------------------------------------------------------------------------------------
            Net Assets .......................................................................                     $ 287,367,123
                                                                                                                   =============
================================================================================================================================
Capital
--------------------------------------------------------------------------------------------------------------------------------
            Common Stock, par value $.10 per share; 200,000,000 shares authorized;
              20,718,552 shares issued and outstanding .......................................                     $   2,071,855
            Paid-in capital in excess of par .................................................                       300,953,777
            Undistributed investment income -- net ...........................................    $   2,522,745
            Accumulated realized capital losses -- net .......................................      (34,314,529)
            Unrealized appreciation -- net ...................................................       16,133,275
                                                                                                  -------------
            Total accumulated losses -- net ..................................................                       (15,658,509)
                                                                                                                   -------------
            Total capital -- Equivalent to $13.87 net asset value per share of Common Stock
              (market price -- $15.29) .......................................................                     $ 287,367,123
                                                                                                                   =============

      See Notes to Financial Statements.


              BLACKROCK MUNIASSETS FUND, INC.              MAY 31, 2007       11

Statement of Operations

For the Year Ended May 31, 2007
================================================================================================================================
Investment Income
--------------------------------------------------------------------------------------------------------------------------------
            Interest .........................................................................                     $  18,835,285
            Dividends from affiliates ........................................................                            85,085
                                                                                                                   -------------
            Total income .....................................................................                        18,920,370
                                                                                                                   -------------
================================================================================================================================
Expenses
--------------------------------------------------------------------------------------------------------------------------------
            Investment advisory fees .........................................................    $   1,580,425
            Accounting services ..............................................................          101,555
            Professional fees ................................................................           83,655
            Transfer agent fees ..............................................................           50,676
            Printing and shareholder reports .................................................           41,437
            Pricing fees .....................................................................           19,375
            Directors' fees and expenses .....................................................           18,428
            Custodian fees ...................................................................           17,051
            Listing fees .....................................................................            9,379
            Other ............................................................................           29,943
                                                                                                  -------------
            Total expenses before reimbursement ..............................................        1,951,924
            Reimbursement of expenses ........................................................           (4,858)
                                                                                                  -------------
            Total expenses after reimbursement ...............................................                         1,947,066
                                                                                                                   -------------
            Investment income -- net .........................................................                        16,973,304
                                                                                                                   -------------
================================================================================================================================
Realized & Unrealized Gain (Loss) -- Net
--------------------------------------------------------------------------------------------------------------------------------
            Realized loss on investments -- net ..............................................                        (5,079,543)
            Change in unrealized appreciation/depreciation on:
                Investments -- net ...........................................................        9,856,117
                Forward interest rate swaps -- net ...........................................          (56,774)       9,799,343
                                                                                                  ------------------------------
            Total realized and unrealized gain -- net ........................................                         4,719,800
                                                                                                                   -------------
            Net Increase in Net Assets Resulting from Operations .............................                     $  21,693,104
                                                                                                                   =============

      See Notes to Financial Statements.


12       BLACKROCK MUNIASSETS FUND, INC.              MAY 31, 2007

Statements of Changes in Net Assets

                                                                                                        For the Year Ended
                                                                                                              May 31,
                                                                                                  ------------------------------
Increase (Decrease) in Net Assets:                                                                     2007             2006
================================================================================================================================
Operations
--------------------------------------------------------------------------------------------------------------------------------
            Investment income -- net .........................................................    $  16,973,304    $  16,514,494
            Realized gain (loss) -- net ......................................................        1,597,787
            Change in unrealized appreciation/depreciation -- net ............................        9,799,343        4,122,867
                                                                                                  ------------------------------
            Net increase in net assets resulting from operations .............................       21,693,104       22,235,148
                                                                                                  ------------------------------
================================================================================================================================
Dividends to Shareholders
--------------------------------------------------------------------------------------------------------------------------------
            Investment income -- net .........................................................      (17,339,322)     (17,054,653)
                                                                                                  ------------------------------
            Net decrease in net assets resulting from dividends to Common Stock shareholders .      (17,339,322)     (17,054,653)
                                                                                                  ------------------------------
================================================================================================================================
Common Stock Transactions
--------------------------------------------------------------------------------------------------------------------------------
            Value of shares issued to Common Stock shareholders in reinvestment of dividends .        2,220,383        2,230,610
                                                                                                  ------------------------------
================================================================================================================================
Net Assets
--------------------------------------------------------------------------------------------------------------------------------
            Total increase in net assets .....................................................        6,574,165        7,411,105
            Beginning of year ................................................................      280,792,958      273,381,853
                                                                                                  ------------------------------
            End of year* .....................................................................    $ 287,367,123    $ 280,792,958
                                                                                                  ==============================
                * Undistributed investment income -- net .....................................    $   2,522,745    $   2,984,713
                                                                                                  ==============================

      See Notes to Financial Statements.


              BLACKROCK MUNIASSETS FUND, INC.              MAY 31, 2007       13

Financial Highlights

                                                                                 For the Year Ended May 31,
The following per share data and ratios have been derived    ----------------------------------------------------------------
from information provided in the financial statements.          2007          2006          2005          2004          2003
=============================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of year ........      $  13.65      $  13.40      $  12.36      $  11.94      $  12.55
                                                             ----------------------------------------------------------------
            Investment income -- net** ................           .82           .81           .81           .83           .81
            Realized and unrealized gain (loss) -- net            .24           .27          1.04           .38          (.64)
                                                             ----------------------------------------------------------------
            Total from investment operations ..........          1.06          1.08          1.85          1.21           .17
                                                             ----------------------------------------------------------------
            Less dividends and distributions:
                Investment income -- net ..............          (.84)         (.83)         (.81)         (.78)         (.78)
                Realized gain -- net ..................            --            --            --          (.01)           --
                                                             ----------------------------------------------------------------
            Total dividends and distributions .........          (.84)         (.83)         (.81)         (.79)         (.78)
                                                             ----------------------------------------------------------------
            Net asset value, end of year ..............      $  13.87      $  13.65      $  13.40      $  12.36      $  11.94
                                                             ================================================================
            Market price per share, end of year .......      $  15.29      $  14.13      $  13.27      $  11.38      $  11.91
                                                             ================================================================
=============================================================================================================================
Total Investment Return*
-----------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share ........          7.72%         8.31%        15.65%        10.74%         1.61%
                                                             ================================================================
            Based on market price per share ...........         14.71%        13.22%        24.39%         2.22%         9.09%
                                                             ================================================================
=============================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------
            Expenses, net of reimbursement ............           .68%          .68%          .67%          .67%          .78%
                                                             ================================================================
            Expenses ..................................           .68%          .68%          .67%          .67%          .78%
                                                             ================================================================
            Investment income -- net ..................          5.91%         5.97%         6.30%         6.71%         6.76%
                                                             ================================================================
=============================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
            Net assets, end of year (in thousands) ....      $287,367      $280,793      $273,382      $252,203      $243,671
                                                             ================================================================
            Portfolio turnover ........................         25.11%        17.22%        19.67%        19.14%        26.98%
                                                             ================================================================

* Total investment returns based on market value, which can be significantly greater or lesser than net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
**    Based on average shares outstanding.

      See Notes to Financial Statements.


14       BLACKROCK MUNIASSETS FUND, INC.              MAY 31, 2007

Notes to Financial Statements

1. Significant Accounting Policies:

On September 29, 2006, MuniAssets Fund, Inc. was renamed BlackRock MuniAssets Fund, Inc. (the "Fund"). The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund determines, and makes available for publication, the net asset value of its Common Stock on a daily basis. The Fund's Common Stock shares are listed on the New York Stock Exchange under the symbol MUA. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures are reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund's pricing service. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The counterparty for certain instruments may pledge cash or securities as collateral.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund may write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Forward interest rate swaps -- The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. The value of the agreement is determined by quoted fair values received daily by the Fund from the counterparty. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

o Swaps -- The Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a


              BLACKROCK MUNIASSETS FUND, INC.              MAY 31, 2007       15
      specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Recent accounting pronouncements -- In July 2006, the Financial Accounting Standards Board released FASB Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implication of FAS 157. At this time its impact on the Fund's financial statements has not been determined.

In addition, in February 2007, FASB issued Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), which is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Fund's financial statements, if any, has not been determined.

(g) Reclassifications -- U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $611,976 has been reclassified between paid-in capital in excess of par and accumulated net realized capital losses and $95,950 has been reclassified between undistributed net investment income and accumulated net realized capital losses as a result of permanent differences attributable to the expiration of a capital loss carryforward, amortization methods on fixed income securities and securities in default. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers,


16       BLACKROCK MUNIASSETS FUND, INC.              MAY 31, 2007

Notes to Financial Statements (concluded)

L.P. ("MLIM"), and its affiliates, including Fund Asset Management, L.P. ("FAM"), with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

On August 15, 2006, shareholders of the Fund approved a new Investment Advisory Agreement with BlackRock Advisors, Inc. (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc. BlackRock Advisors, Inc. was reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The new Investment Advisory Agreement between the Fund and the Manager became effective on September 29, 2006. Prior to September 29, 2006, FAM was the Fund's manager. The general partner of FAM is an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner.

The Manager is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of .55% based upon the average daily value of the Fund's net assets. The Manager (and previously FAM) has agreed to reimburse its management fee by the amount of management fees the Fund pays to the Manager indirectly through its investments in Merrill Lynch Institutional Tax-Exempt Fund. For the year ended May 31, 2007, the Manager and FAM reimbursed the Fund in the amounts of $3,654 and $1,204, respectively.

In addition, the Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC, an affiliate of the Manager, under which the Manager pays the Sub-Adviser for services it provides a fee that is a percentage of the management fee paid by the Fund to the Manager.

For the year ended May 31, 2007, the Fund reimbursed the Manager and FAM $3,954 and $1,951, respectively, for certain accounting services.

Prior to September 29, 2006, certain officers and/or directors of the Fund were officers and/or directors of FAM, MLIM, and/or Merrill Lynch.

Commencing September 29, 2006, certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2007, were $70,203,570 and $77,217,085, respectively.

4. Common Stock Transactions:

At May 31, 2007, the Fund had one class of shares of Common Stock, par value $.10 per share, of which 200,000,000 shares were authorized.

Shares issued and outstanding for the year ended May 31, 2007 and for the year ended May 31, 2006, increased by 154,369 and 164,470, respectively, as a result of dividend reinvestment.

5. Distributions to Shareholders:

The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $.070000 per share on July 2, 2007 to shareholders of record on June 15, 2007.

The tax character of distributions paid during the fiscal years ended May 31, 2007 and May 31, 2006 was as follows:

--------------------------------------------------------------------------------
                                                       5/31/2007      5/31/2006
--------------------------------------------------------------------------------
Distributions paid from:
  Tax-exempt income ..............................    $17,339,322    $17,054,653
                                                      --------------------------
Total distributions ..............................    $17,339,322    $17,054,653
                                                      ==========================

As of May 31, 2007, the components of accumulated losses on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed tax-exempt income -- net ......................    $  2,183,838
Undistributed ordinary income -- net ........................          65,844
Undistributed long-term capital gains -- net ................              --
                                                                 ------------
Total undistributed earnings -- net .........................       2,249,682
Capital loss carryforward ...................................     (34,375,204)*
Unrealized gains -- net .....................................      16,467,013**
                                                                 ------------
Total accumulated losses -- net .............................    $(15,658,509)
                                                                 ============

* On May 31, 2007, the Fund had a net capital loss carryforward of $34,375,204, of which $6,860,553 expires in 2008, $3,487,083 expires in
      2009, $2,260,830 expires in 2010, $7,452,325 expires in 2011, $5,486,273 expires in 2012, $3,762,613 expires in 2013 and $5,065,527 expires in 2015. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on straddles and the difference between book and tax amortization methods for premiums and discounts on fixed income securities.


              BLACKROCK MUNIASSETS FUND, INC.              MAY 31, 2007       17

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock MuniAssets Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of BlackRock MuniAssets Fund, Inc. (formerly MuniAssets Fund, Inc.) as of May 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal controls over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock MuniAssets Fund, Inc. as of May 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
July 20, 2007

Fund Certification (Unaudited)

In September 2006, the Fund filed its Chief Executive Officer Certification with the New York Stock Exchange pursuant to Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Fund's Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund's Form N-CSR and are available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Important Tax Information (Unaudited)

All of the net investment income distributions paid by BlackRock MuniAssets Fund, Inc. during the taxable year ended May 31, 2007 qualify as tax-exempt interest dividends for federal income tax purposes.


18       BLACKROCK MUNIASSETS FUND, INC.              MAY 31, 2007

Automatic Dividend Reinvestment Plan

How the Plan Works -- The Fund offers a Dividend Reinvestment Plan (the "Plan") under which income and capital gains dividends paid by the Fund are automatically reinvested in additional shares of Common Stock of the Fund. The Plan is administered on behalf of the shareholders by The Bank of New York (the "Plan Agent"). Under the Plan, whenever the Fund declares a dividend, participants in the Plan will receive the equivalent in shares of Common Stock of the Fund. The Plan Agent will acquire the shares for the participant's account either (i) through receipt of additional unissued but authorized shares of the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market on the New York Stock Exchange or elsewhere. If, on the dividend payment date, the Fund's net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (a condition often referred to as a "market premium"), the Plan Agent will invest the dividend amount in newly issued shares. If the Fund's net asset value per share is greater than the market price per share (a condition often referred to as a "market discount"), the Plan Agent will invest the dividend amount by purchasing on the open market additional shares. If the Plan Agent is unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any uninvested portion in newly issued shares. The shares acquired are credited to each shareholder's account. The amount credited is determined by dividing the dollar amount of the dividend by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or
(ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan -- Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she purchases shares of Common Stock of the Fund unless the shareholder specifically elects not to participate in the Plan. Shareholders who elect not to participate will receive all dividend distributions in cash. Shareholders who do not wish to participate in the Plan must advise the Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

Benefits of the Plan -- The Plan provides an easy, convenient way for shareholders to make additional, regular investments in the Fund. The Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received. However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees -- There are no enrollment fees or brokerage fees for participating in the Plan. The Plan Agent's service fees for handling the reinvestment of distributions are paid for by the Fund. However, brokerage commissions may be incurred when the Fund purchases shares on the open market and shareholders will pay a pro rata share of any such commissions.

Tax Implications -- The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Therefore, income and capital gains may still be realized even though shareholders do not receive cash. The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a market premium, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of the discount from the market value (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Contact Information -- All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at The Bank of New York, Church Street Station, P.O. Box 11258, New York, NY 10286-1258,
Telephone: 800-432-8224.


              BLACKROCK MUNIASSETS FUND, INC.              MAY 31, 2007       19

Officers and Directors

                                                                                                     Number of
                                                                                                     Portfolios in   Other Public
                           Position(s)  Length of                                                    Fund Complex    Directorships
                           Held with    Time                                                         Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years         Director        Director
====================================================================================================================================
Interested Director
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  Fund         2005 to  Vice Chairman and Director of BlackRock, Inc.,      122 Funds       None
Doll, Jr.*  Princeton, NJ  President    present  Global Chief Investment Officer for Equities,       168 Portfolios
            08543-9011     and                   Chairman of the BlackRock Retail Operating
            Age: 52        Director              Committee, and member of the BlackRock Executive
                                                 Committee since 2006; President of the funds
                                                 advised by Merrill Lynch Investment Managers, L.P.
                                                 ("MLIM") and its affiliates ("MLIM/FAM-advised
                                                 funds") from 2005 to 2006 and Chief Investment
                                                 Officer thereof from 2001 to 2006; President of
                                                 MLIM and Fund Asset Management, L.P. ("FAM") from
                                                 2001 to 2006; Co-Head (Americas Region) thereof
                                                 from 2000 to 2001 and Senior Vice President from
                                                 1999 to 2001; President and Director of Princeton
                                                 Services, Inc. ("Princeton Services") and
                                                 President of Princeton Administrators, L.P.
                                                 ("Princeton Administrators") from 2001 to 2006;
                                                 Chief Investment Officer of OppenheimerFunds, Inc.
                                                 in 1999 and Executive Vice President thereof from
                                                 1991 to 1999.
            ------------------------------------------------------------------------------------------------------------------------
            *     Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which
                  BlackRock Advisors, LLC and its affiliates act as investment adviser. Mr. Doll is an "interested person," as defined in the Investment Company Act, of the Fund based on his positions with BlackRock, Inc. and its affiliates.
                  Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
                  As Fund President, Mr. Doll serves at the pleasure of the Board of Directors.
====================================================================================================================================
Independent Directors*
------------------------------------------------------------------------------------------------------------------------------------
James H.    P.O. Box 9095  Director     2002 to  Director, The China Business Group, Inc. since      37 Funds        None
Bodurtha**  Princeton, NJ               present  1996 and Executive Vice President thereof from      57 Portfolios
            08543-9095                           1996 to 2003; Chairman of the Board, Berkshire
            Age: 63                              Holding Corporation since 1980; Partner, Squire,
                                                 Sanders & Dempsey from 1980 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Kenneth A.  P.O. Box 9095  Director     2005 to  Professor, Harvard University since 1992;           37 Funds        None
Froot       Princeton, NJ               present  Professor, Massachusetts Institute of Technology    57 Portfolios
            08543-9095                           from 1986 to 1992.
            Age: 49
------------------------------------------------------------------------------------------------------------------------------------
Joe         P.O. Box 9095  Director     1994 to  Member of the Committee of Investment of Employee   37 Funds        Kimco Realty
Grills**    Princeton, NJ               present  Benefit Assets of the Association of Financial      57 Portfolios
            08543-9095                           Professionals ("CIEBA") since 1986; Member of
            Age: 72                              CIEBA's Executive Committee since 1988 and its
                                                 Chairman from 1991 to 1992; Assistant Treasurer of
                                                 International Business Machines Corporation
                                                 ("IBM") and Chief Investment Officer of IBM
                                                 Retirement Funds from 1986 to 1993; Member of the
                                                 Investment Advisory Committee of the State of New
                                                 York Common Retirement Fund from 1989 to 2006;
                                                 Member of the Investment Advisory Committee of the
                                                 Howard Hughes Medical Institute from 1997 to 2000;
                                                 Director, Duke University Management Company from
                                                 1992 to 2004, Vice Chairman thereof from 1998 to
                                                 2004, and Director Emeritus thereof since 2004;
                                                 Director, LaSalle Street Fund from 1995 to 2001;
                                                 Director, Kimco Realty Corporation since 1997;
                                                 Member of the Investment Advisory Committee of the
                                                 Virginia Retirement System since 1998, Vice
                                                 Chairman thereof from 2002 to 2005, and Chairman
                                                 thereof since 2005; Director, Montpelier
                                                 Foundation since 1998, its Vice Chairman from 2000
                                                 to 2006, and Chairman, thereof, since 2006; Member
                                                 of the Investment Committee of the Woodberry
                                                 Forest School since 2000; Member of the Investment
                                                 Committee of the National Trust for Historic
                                                 Preservation since 2000.


20       BLACKROCK MUNIASSETS FUND, INC.              MAY 31, 2007

                                                                                                     Number of
                                                                                                     Portfolios in   Other Public
                           Position(s)  Length of                                                    Fund Complex    Directorships
                           Held with    Time                                                         Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years         Director        Director
====================================================================================================================================
Independent Directors* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Herbert I.  P.O. Box 9095  Director     2002 to  Professor Emeritus, New York University since       37 Funds        None
London      Princeton, NJ               present  2005; John M. Olin Professor of Humanities, New     57 Portfolios
            08543-9095                           York University from 1993 to 2005 and Professor
            Age: 68                              thereof from 1980 to 2005; President, Hudson
                                                 Institute since 1997 and Trustee thereof since
                                                 1980; Dean, Gallatin Division of New York
                                                 University from 1976 to 1993; Distinguished
                                                 Fellow, Herman Kahn Chair, Hudson Institute from
                                                 1984 to 1985; Chairman of the Board of Directors
                                                 of Vigilant Research, Inc. since 2006; Member of
                                                 the Board of Directors for Grantham University
                                                 since 2006; Director of AIMS since 2006; Director
                                                 of Reflex Security since 2006; Director of
                                                 InnoCentive, Inc. since 2006; Director of Cerego,
                                                 LLC since 2005; Director, Damon Corp. from 1991 to
                                                 1995; Overseer, Center for Naval Analyses from
                                                 1983 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Roberta     P.O. Box 9095  Director     2002 to  Shareholder, Modrall, Sperling, Roehl, Harris &     37 Funds        None
Cooper      Princeton, NJ               present  Sisk, P.A. since 1993; President, American Bar      57 Portfolios
Ramo        08543-9095                           Association from 1995 to 1996 and Member of the
            Age: 64                              Board of Governors thereof from 1994 to 1997;
                                                 Shareholder, Poole, Kelly & Ramo, Attorneys at Law
                                                 P.C. from 1977 to 1993; Director of ECMC Group
                                                 (service provider to students, schools and
                                                 lenders) since 2001; Director, United New Mexico
                                                 Bank (now Wells Fargo) from 1983 to 1988;
                                                 Director, First National Bank of New Mexico (now
                                                 Wells Fargo) from 1975 to 1976; Vice President,
                                                 American Law Institute since 2004.
------------------------------------------------------------------------------------------------------------------------------------
Robert S.   P.O. Box 9095  Director     1996 to  Principal of STI Management (investment adviser)    37 Funds        None
Salomon,    Princeton, NJ               present  from 1994 to 2005; Chairman and CEO of Salomon      57 Portfolios
Jr.         08543-9095                           Brothers Asset Management Inc. from 1992 to 1995;
            Age: 70                              Chairman of Salomon Brothers Equity Mutual Funds
                                                 from 1992 to 1995; regular columnist with Forbes
                                                 Magazine from 1992 to 2002; Director of Stock
                                                 Research and U.S. Equity Strategist at Salomon
                                                 Brothers Inc. from 1975 to 1991; Trustee,
                                                 Commonfund from 1980 to 2001.
            ------------------------------------------------------------------------------------------------------------------------
            *     Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
            **    Co-Chairman of the Board of Directors and the Audit Committee.


              BLACKROCK MUNIASSETS FUND, INC.              MAY 31, 2007       21

Officers and Directors (concluded)



                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Fund         Served      Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1993 to     Managing Director of BlackRock, Inc. since 2006; Managing Director of Merrill
Burke       Princeton, NJ  President    present     Lynch Investment Managers, L.P. ("MLIM") and Fund Asset Management, L.P. ("FAM")
            08543-9011     and          and 1999    in 2006; First Vice President of MLIM and FAM from 1997 to 2005 and Treasurer
            Age: 46        Treasurer    to present  thereof from 1999 to 2006; Vice President of MLIM and FAM from 1990 to 1997.
------------------------------------------------------------------------------------------------------------------------------------
Karen       P.O. Box 9011  Fund Chief   2007 to     Managing Director of BlackRock, Inc. and Chief Compliance Officer of certain
Clark       Princeton, NJ  Compliance   present     BlackRock-advised funds since 2007; Director of BlackRock, Inc. from 2005 to
            08543-9011     Officer                  2007; Principal and Senior Compliance Officer, State Street Global Advisors,
            Age: 42                                 from 2001 to 2005; Principal Consultant, PricewaterhouseCoopers, LLP from 1998 to 2001; and Branch Chief, Division of Investment Management and Office of
                                                    Compliance Inspections and Examinations, U.S. Securities and Exchange
                                                    Commission, from 1993 to 1998.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2004 to     Director of BlackRock, Inc. since 2006; Director (Legal Advisory) of MLIM from
Pellegrino  Princeton, NJ               present     2002 to 2006; Vice President of MLIM from 1999 to 2002; Attorney associated with
            08543-9011                              MLIM from 1997 to 1999; Secretary of MLIM, FAM, FAM Distributors, Inc. and
            Age: 47                                 Princeton Services from 2004 to 2006.
            ------------------------------------------------------------------------------------------------------------------------
            *     Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agent

The Bank of New York
101 Barclay Street -- 11 East
New York, NY 10286

NYSE Symbol
MUA


22       BLACKROCK MUNIASSETS FUND, INC.              MAY 31, 2007

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Dividend Policy

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund's Web site. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisers, banks or brokerages may offer this service.


              BLACKROCK MUNIASSETS FUND, INC.              MAY 31, 2007       23

BlackRock MuniAssets Fund, Inc. seeks to provide shareholders with current income exempt from federal income taxes by investing primarily in a portfolio of medium-to-lower grade or unrated municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes.

This report, including the financial information herein, is transmitted to shareholders of BlackRock MuniAssets Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.blackrock.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

BlackRock MuniAssets Fund, Inc.
P.O. Box 9011
Princeton, NJ 08543-9011

                                                                       BLACKROCK

                                                                     #16716-5/07

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Joe Grills and (2) Robert S. Salomon, Jr.

Item 4 -  Principal Accountant Fees and Services

          (a) Audit Fees -            Fiscal Year Ended May 31, 2007 - $28,000
                                      Fiscal Year Ended May 31, 2006 - $28,000

          (b) Audit-Related Fees -    Fiscal Year Ended May 31, 2007 - $0
                                      Fiscal Year Ended May 31, 2006 - $0

          (c) Tax Fees -              Fiscal Year Ended May 31, 2007 - $6,100
                                      Fiscal Year Ended May 31, 2006 - $6,000

          The nature of the services include tax compliance, tax advice and tax planning.

          (d) All Other Fees -        Fiscal Year Ended May 31, 2007 - $0
                                      Fiscal Year Ended May 31, 2006 - $0

          (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

          (e)(2) 0%

          (f) Not Applicable

          (g) Fiscal Year Ended May 31, 2007 - $2,985,417
              Fiscal Year Ended May 31, 2006 - $3,130,717

          (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

          Regulation S-X Rule 2-01(c)(7)(ii) - $1,739,500, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

          James H. Bodurtha
          Kenneth A. Froot
          Joe Grills
          Herbert I. London
          Roberta Cooper Ramo
          Robert S. Salomon, Jr.

Item 6 - Schedule of Investments - The registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Proxy Voting Policies and Procedures Applicable to the Fund

          Each Fund's Board of Directors has delegated to the Manager authority to vote all proxies relating to the Fund's portfolio securities. The Manager has adopted policies and procedures (the "Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Manager's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Manager believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Manager considers the interests of its clients, including each Fund, and not the interests of the Manager, when voting proxies and that real (or perceived) material conflicts that may arise between the Manager's interest and those of the Manager's clients are properly addressed and resolved.

          In order to implement the Proxy Voting Procedures, the Manager has formed a Proxy Voting Committee (the "Committee"). The Committee, which is a subcommittee of the Manager's Equity Investment Policy Oversight Committee ("EIPOC"), is comprised of a senior member of the Manager's equity management group who is also a member of EIPOC, one or more other senior investment professionals appointed by EIPOC, portfolio managers and investment analysts appointed by EIPOC and any other personnel EIPOC deems appropriate. The Committee will also include two non-voting representatives from the Manager's Legal Department appointed by the Manager's General Counsel. The Committee's membership shall be limited to full-time employees of the Manager. No person with any investment banking, trading, retail brokerage or research responsibilities for the Manager's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee on the same basis as other interested knowledgeable parties not affiliated with the Manager might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Manager and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Manager and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

          The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Manager believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Manager on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Manager will generally seek to vote proxies over which the Manager exercises voting authority in a uniform manner for all the Manager's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

          To assist the Manager in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Manager by ISS include in-depth research, voting recommendations (although the Manager is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

          The Manager's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Manager generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Manager will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

          From time to time, the Manager may be required to vote proxies in respect of an issuer where an affiliate of the Manager (each, an "Affiliate"), or a money management or other client of the Manager, including investment companies for which the Manager provides investment advisory, administrative and/or other services (each, a "Client"), is involved. The Proxy Voting Procedures and the Manager's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Manager's clients.

          In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the Committee may pass the voting power to a subcommittee, appointed by EIPOC (with advice from the Secretary of the Committee), consisting solely of Committee members selected by EIPOC. EIPOC shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Manager's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Manager's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Manager's normal voting guidelines or, on matters where the Manager's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Manager on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Manager's fiduciary duties.

          In addition to the general principles outlined above, the Manager has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Manager may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

          The Manager has adopted specific voting guidelines with respect to the following proxy issues:

          o Proposals related to the composition of the board of directors of issuers other than investment companies. As a general matter, the Committee believes that a company's board of directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is, therefore, best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's number of other directorships, history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

          o Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

          o Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

          o Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

          o Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

          o Routine proposals related to requests regarding the formalities of corporate meetings.

          o Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's board of directors (rather than its shareholders) is best positioned to set fund policy and oversee management. However, the Committee opposes granting boards of directors authority over certain matters, such as changes to a fund's investment objective, which the Investment Company Act envisions will be approved directly by shareholders.

          o Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

          Information about how a Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12 month period ended June 30 is available without charge (1) at www.blackrock.com and (2) on the Commission's web site at http://www.sec.gov.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - as of May 31, 2007.

          (a)(1) BlackRock MuniAssets Fund, Inc. is managed by a team of investment professionals comprised of Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, and Walter O'Connor, Managing Director at BlackRock. Each is a member of BlackRock's municipal tax-exempt management group. Mr. Jaeckel and Mr. O'Connor are responsible for setting the Fund's overall investment strategy and overseeing the management of the Fund. Mr. Jaeckel is the Fund's lead portfolio manager and is responsible for the day-to-day management of the Fund's portfolio and the selection of its investments. Mr. O'Connor has been a member of the Fund's management team since 2006 and Mr. Jaeckel has been the Fund's portfolio manager since 1997.

          Mr. Jaeckel joined BlackRock in 2006. Prior to joining BlackRock, he was a Managing Director (Municipal Tax-Exempt Fund Management) of Merrill Lynch Investment Managers, L.P. ("MLIM") from 2005 to 2006 and a Director of MLIM from 1997 to 2005. He has been a portfolio manager with BlackRock or MLIM since 1991.

          Mr. O'Connor joined BlackRock in 2006. Prior to joining BlackRock, he was a Managing Director (Municipal Tax-Exempt Fund Management) of MLIM from 2003 to 2006 and was a Director of MLIM from 1997 to 2002. He has been a portfolio manager with BlackRock or MLIM since 1991.

          (a)(2) As of May 31, 2007:

---------------------------------------------------------------------------------------------------------------------------
                                                                               (iii) Number of Other Accounts and
                          (ii) Number of Other Accounts Managed                 Assets for Which Advisory Fee is
                                and Assets by Account Type                             Performance-Based
---------------------------------------------------------------------------------------------------------------------------
                       Other                                                   Other
  (i) Name of       Registered         Other Pooled                          Registered    Other Pooled
   Portfolio        Investment          Investment            Other          Investment     Investment           Other
    Manager         Companies            Vehicles            Accounts        Companies       Vehicles          Accounts
---------------------------------------------------------------------------------------------------------------------------
Theodore R.             80                   0                  1                0               0                1
Jaeckel, Jr.
---------------------------------------------------------------------------------------------------------------------------
                  $28,981,191,895           $0             $34,565,220          $0              $0           $34,565,220
---------------------------------------------------------------------------------------------------------------------------
Walter O'Connor         80                   0                  0                0               0                0
---------------------------------------------------------------------------------------------------------------------------
                  $28,981,191,895           $0                  $0              $0              $0               $0
---------------------------------------------------------------------------------------------------------------------------

          (iv) Potential Material Conflicts of Interest

          BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund. In this connection, it should be noted that certain portfolio managers currently manage certain accounts that are subject to performance fees. In addition, certain portfolio managers assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

          As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

          (a)(3) As of May 31, 2007:

      Portfolio Manager Compensation

          The elements of total compensation for portfolio managers on BlackRock's municipal team include a fixed base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. BlackRock has balanced these components of pay to provide these portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, compensation levels for these portfolio managers fluctuate--both up and down--with the relative investment performance of the portfolios that they manage.

          Base compensation. Like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

          Performance-Based Compensation. BlackRock believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent. To that end, BlackRock and its affiliates portfolio manager incentive compensation is based on a formulaic compensation program. BlackRock's formulaic portfolio manager compensation program includes: investment performance relative to a subset of closed-end, high yield, municipal debt funds over 1-, 3- and 5-year performance periods and a measure of operational efficiency. Portfolio managers are compensated based on the pre-tax performance of the products they manage. If a portfolio manager's tenure is less than 5 years, performance periods will reflect time in position. Portfolio managers are compensated based on products they manage. A discretionary element of portfolio manager compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, supervision, technology and innovation. All factors are considered collectively by BlackRock management.

          Cash Bonus

                  Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

          Stock Bonus

                  A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of BlackRock stock. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the company's ability to sustain and improve its performance over future periods. The ultimate value of stock bonuses is dependent on future BlackRock stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of the BlackRock shareholders and encourages a balance between short-term goals and long-term strategic objectives. Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the company's performance. Portfolio managers therefore have a direct incentive to protect BlackRock's reputation for integrity.

          Other Compensation Programs

                  Portfolio managers who meet relative investment performance and financial management objectives during a performance year are eligible to participate in a deferred cash program. Awards under this program are in the form of deferred cash that may be benchmarked to a menu of BlackRock mutual funds (including their own fund) during a five-year vesting period. The deferred cash program aligns the interests of participating portfolio managers with the investment results of BlackRock products and promotes continuity of successful portfolio management teams.

          Other Benefits

                  Portfolio managers are also eligible to participate in broad-based plans offered generally to employees of BlackRock and its affiliates, including broad-based retirement, 401(k), health, and other employee benefit plans.

          (a)(4) Beneficial Ownership of Securities. As of May 31, 2007, neither Mr. Jaeckel nor Mr. O'Connor beneficially owned any stock issued by the Fund.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - The registrant's Nominating Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 - Controls and Procedures

11(a) - The registrant's principal executive and principal financial officers or persons performing similar functions have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities and Exchange Act of 1934, as amended.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniAssets Fund, Inc.


By: /s/ Robert C. Doll, Jr.
    -------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock MuniAssets Fund, Inc.

Date: July 24, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    -------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock MuniAssets Fund, Inc.

Date: July 24, 2007


By: /s/ Donald C. Burke
    -------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    BlackRock MuniAssets Fund, Inc.

Date: July 24, 2007